EXHIBIT 10.22

                         SECURITIES PURCHASE AGREEMENT



          THIS SECURITIES PURCHASE AGREEMENT, dated as of August 24, 1999, is entered into by and between MEDIAX CORPORATION, a Nevada corporation (the "Company"), and APPLE INVESTORS, LLC, a Delaware liability company (the "Purchaser").

                              W I T N E S S E T H:

          WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act; and


          WHEREAS, the Purchaser wishes to purchase, and the Company wishes to issue, upon the terms and subject to the conditions of this Agreement, 22 units (the "Units"), each Unit consisting of $100,000 principal amount of the Company's 5% Convertible Debentures (the "Debentures") and warrants to purchase 10,000 shares of Common Stock of the Company (the "Warrants"). The Debentures are convertible, at the holder's option, into the Company's common stock, par value $.0001 per share (the "Common Stock"), on the terms set forth therein, and the Warrants may be exercised for the purchase of Common Stock, on the terms set forth therein. The Warrants, Debentures, and Common Stock shall collectively be known as the "Securities."

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.        AGREEMENT TO PURCHASE; PURCHASE PRICE

                   Closing. The Purchaser hereby agrees to purchase from the Company 22 Units on the Closing Date (as defined herein). The Debentures shall be issued in substantially the form attached hereto as Exhibit A, and the Warrants shall be issued in substantially the form attached hereto as Exhibit B. The purchase price for each Unit shall be $100,000, and shall be payable in same day funds.

                   The  Debentures  and  the  Warrants  to be  purchased  by the
Purchaser hereunder, in definitive form, and in such denominations and registered in such names as the Purchaser or its representative, if any, may request upon notice to the Company, shall be delivered by or on behalf of the Company for the account of the Purchaser, against payment by the Purchaser, or on its behalf, of the purchase price therefor by wire transfer to an account of the Company, all at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, at 3:30 p.m., New York time on August 24, 1999, or at such other time and date as the Purchaser or its representative, if any, and the Company may agree upon in writing, such date being referred to herein as the "Closing Date."

2.        REPRESENTATIONS   AND   WARRANTIES   OF  THE   PURCHASER;   ACCESS  TO
          INFORMATION; INDEPENDENT INVESTIGATION.

                   The Purchaser represents and warrants to the Company, and covenants and agrees as follows:

          a. The Purchaser and each of its equity owners (i) has such knowledge and experience in financial and business matters that each is capable of evaluating the merits and risks of this investment, and (ii) is able to afford the entire loss of its investment in the Units.

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          b. All subsequent  offers and sales of the  Debentures,  the Warrants, and the Common Stock issuable upon conversion or exercise of, or in lieu of interest payments on, the Debentures or the Warrants, shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

          c. The Purchaser understands that the Units are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States Federal securities laws, and that the Company is relying upon the truth and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units.

          d. The Purchaser: (i) has been provided with sufficient information with respect to the business of the Company and such documents relating to the Company and its business and financial condition as the Purchaser, or the Purchaser's agent or attorney, has requested and the Purchaser has carefully reviewed the same including, without limitation, the Company's Form 10KSB for the fiscal year ended December 31, 1998 filed with the Securities and Exchange Commission ("the Commission"); and (ii) has had access to management of the Company and the opportunity to discuss the information provided by the Company, and any questions that the Purchaser had with respect thereto have been answered to the full satisfaction of the Purchaser.

          e. The Purchaser has the requisite power and authority to enter into this Agreement and the Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser (the "Registration Rights Agreement"), and each of this Agreement and the Registration Rights Agreement, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Purchaser; and each such agreement is, or when executed and delivered by each of the Purchaser and the Company will be, a valid and binding agreement of the Purchaser, enforceable in accordance with its respective terms, except to the extent that enforcement of each such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

3.        REPRESENTATIONS OF THE COMPANY

                   The Company represents and warrants to the Purchaser that:

          a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole.

          b. Capitalization. On the date hereof, the authorized capital of the Company consists of 7,500,000 shares of Common Stock, par value $.0001 per share, of which 5,995,885 are issued and outstanding, and 10,000,000 shares of preferred stock, par value $.0001 per share (the "Preferred Stock"), of which no shares are issued or outstanding. Schedule 3b sets forth all of the options, warrants and convertible securities of the Company, and any other rights to acquire securities of the Company (collectively, the "Derivative Securities") which are outstanding on the date hereof, including in each case (i) the name and class of such Derivative Securities, (ii) the issue date of such Derivative Securities, (iii) the number of shares of Common Stock of the Company into which such Derivative Securities are convertible as of the date hereof, (iv) the conversion or exercise price or prices of such Derivative Securities as of the date hereof, (v) the expiration date of any conversion or exercise rights held by the owners of such Derivative Securities and (vi) any registration rights associated with such Derivative Securities.

          c. Concerning the Common Stock and the Warrants. The Common Stock issuable upon conversion of, or in lieu of interest payments on, the Debentures, and upon exercise of the Warrants, when issued, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder. There are no preemptive

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or anti-dilution  rights of any stockholder of the Company,  as such, to acquire all or any portion of the Units or all or any portion of the Common Stock issuable to the Purchaser pursuant to the terms of the Debentures and the
Warrants.   The   provisions  of  the  Warrants   contained  in  Exhibit  B  are
substantially the same as all other Warrants of the Company.

          d.  Reporting  Company  Status.  The Common Stock is registered  under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has duly filed all materials and documents required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act, if any, for a period of twelve months preceding the offer and sale of the Units hereunder. The Common Stock is listed and traded on the OTC Bulletin Board Market (the "OTC"), and the Company is not aware of any pending or contemplated action or proceeding of any kind to suspend the trading of the Common Stock. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the OTC or any other stock exchange, market or trading facility on which the Common Stock has been listed (or on which it has been quoted) to the effect that the Company is not, or was not, in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

          e. Authorized Shares. The Company has reserved and will maintain at all times a sufficient number of authorized and unissued shares of Common Stock to effect the conversion of the Debentures and the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon conversion of the Debentures and the exercise of the Warrants. The Company further acknowledges that its obligation to issue shares of Common Stock upon conversion of the
Debentures and upon exercise of the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company becomes a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Debentures and the exercise of the Warrants. The Company agrees, without cost or expense to the Purchaser, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

          f. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement and to issue and deliver the Debentures, the Warrants, and the Common Stock issuable upon conversion of, or in lieu of interest payments on, the Debentures and upon the exercise of the Warrants.

          g. Transaction Agreements. This Agreement, the Registration Rights Agreement, the Debentures and the Warrants (collectively, the "Primary Documents"), and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and each of the Primary Documents, when executed and delivered by the Company, will be, a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

          h. Non-contravention. The execution and delivery of this Agreement and each of the other Primary Documents, and the consummation by the Company of the transactions contemplated by this Agreement and each of the other Primary Documents, does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or United States federal or state regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company or any of its respective properties or assets. Except as set forth on Schedule 3h, neither the filing of the registration statement required to be

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filed by the  Company  pursuant to the  Registration  Rights  Agreement  nor the offering or sale of the Units, the Debentures, or the Warrants as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied on or prior to the Closing Date, for or relating to the registration of any shares of the Common Stock.

          i. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the execution and delivery of, or the performance by the Company of, this Agreement and the other Primary Documents.

          j. SEC Filings. None of the reports or documents filed by the Company with the Commission contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          k. Financial Reports. The financial statements of the Company provided to the Purchaser (the "Financial Statements") were prepared from and in accordance with the books and records of the Company in accordance with GAAP, consistently applied and maintained throughout the periods indicated. The Financial Statements fairly present the assets, liabilities and financial condition of the Company as of the date thereof and the results of operations.

          l. Stabilization. Neither the Company, nor any of its subsidiaries or affiliates, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock.

          m. Absence of Certain Changes. Except as disclosed in the Company's public filings with the Commission, since December 31, 1998, there has been no change nor any development which has had or could reasonably be expected to have a Material Adverse Effect (as defined below).

          n. Full Disclosure. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser (i) that could reasonably be expected to have a material adverse effect upon the business, properties, condition (financial or otherwise), prospects, outstanding securities, operations or results of operations of the Company or any of its subsidiaries (a "Material Adverse Effect") or (ii) that could reasonably be expected to materially and adversely affect the ability of the Company to perform the obligations set forth in the Primary Documents.

          o. Title to Properties; Liens and Encumbrances. The Company has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject only to mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges created in the ordinary course of business.

          p. Patents and Other Proprietary Rights. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business as now conducted and as proposed to be conducted, and the conduct of such business does not and would not conflict with or constitute an infringement on the rights of others. No claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license, or other intellectual property right or franchise right of any person, except for any such claim which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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         q. Permits. The Company has all franchises,  permits,  licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any respect under any of such franchises, permits, licenses or similar authority.

          r. Absence of Litigation. Except as disclosed in the Company's public filings with the Commission, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, in which an unfavorable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect, or to adversely affect the transactions contemplated by the Primary Documents, or to adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents.

          s. No Default. The Company is not in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

          t. Transactions with Affiliates. Except as disclosed in the Company's public filings with the Commission, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors or affiliates that, had they existed on December 31, 1998, would have been required to be disclosed in the Company's 1998 Annual Report to stockholders.

          u. Employment Matters. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          v. Insurance. The Company maintains property and casualty, general liability, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer that has issued any insurance policy to the Company that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

          w. Taxes. All tax returns required to be filed by the Company have been prepared and filed in compliance with all applicable laws, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company or upon any of its respective properties, income or franchises, shown in such returns and on assessments received by the Company to be due and payable have been paid, or adequate reserves therefor have been set up, if any of such taxes are being contested in good faith.

          x. Foreign Corrupt Practices Act. Neither the Company nor any of its directors, officers or other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for

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assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          y. Investment Company Act. The Company is not, and does not intend to conduct its business in a manner which would cause it to become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

          z. Agent Fees. The Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the transactions contemplated by this Agreement, other than a fee of 8% of gross proceeds to be paid to EBI Securities Corporation.

          aa. Private Offering. Assuming for the purposes of this representation the accuracy of the Purchaser's representations and warranties set forth in
Section 2(a) through (d) hereof, the offer, sale and issuance of the Units and the other securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Units, the Debentures, the Warrants, or any similar securities for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such securities subject to the registration requirements of the Securities Act. The Company has not offered or sold the Units by any form of general solicitation or general advertising, as such terms are used in Rule 502(c) under the Securities Act.

         bb. Full Disclosure. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

4.        CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          a. Transfer Restrictions. The Purchaser acknowledges that, except as provided in the Registration Rights Agreement, (i) neither the Units, the Debentures, the Warrants, nor the Common Stock issuable upon conversion of, or in lieu of interest payments on, the Debentures or upon exercise of the Warrants, have been, or are being, registered under the Securities Act, and may not be transferred unless (a) subsequently registered thereunder or (b) transferred pursuant to an exemption from such registration; and (ii) any sale of the Securities made in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of the Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with another exemption under the Securities Act and the rules and regulations of the Commission thereunder. The provisions of Section 4(a) and 4(b) hereof, together with the rights of the Purchaser under this Agreement and the other Primary Documents, shall be binding upon any subsequent transferee of the Debentures and the Warrants.

          b. Restrictive Legend. The Purchaser acknowledges and agrees that, until such time as the Securities shall have been registered under the Securities Act or the Purchaser demonstrates to the reasonable satisfaction of the Company and its counsel that such registration is no longer required, such Securities may be subject to a stop-transfer order placed against the transfer of such Securities, and such Securities shall bear a restrictive legend in substantially the following form:

                   THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                   AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NO LONGER REQUIRED.

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          c.  Filings.  The Company  covenants  and agrees that it will make all required filings in connection with the sale of the Securities to the Purchaser as required by United States laws and regulations, or by any domestic securities exchange or trading market, including, if applicable, the filing of a notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Purchaser promptly after such filing or filings.

          d. Listing of Underlying Shares. If, after the date hereof, the Company shall list the Common Stock on any of the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or Nasdaq SmallCap Market (each, a "Subsequent Market"), then the Company shall include in such listing for the benefit of the Purchaser such number of shares (the "Underlying Shares") as shall equal the sum of: (x) the number of shares underlying Debentures or Warrants already converted or exercised, respectively, by the Purchaser, which are still registered to the Purchaser on the books of the Company; (y) a sufficient number of shares to effect the conversion and exercise, respectively, of all remaining Debentures and Warrants; and (z) such number of shares as shall have been distributed to the Purchaser by the Company as payment of dividend or interest on the Common Stock or the Debentures held by the Purchaser (such sum herein to be referred to as the "Required Minimum"). At any time at which the Required Minimum shall exceed the number of Underlying Shares previously listed on account thereof with a Subsequent Market, the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Required Minimum.

          e. Reporting Status. So long as the Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

          f. State Securities Filings. The Company shall from time to time promptly take such action as the Purchaser or any of its representatives, if applicable, may reasonably request to qualify the Securities for offering and sale under the securities laws (other than United States federal securities laws) of the jurisdictions in the United States as shall be so identified to the Company, and to comply with such laws so as to permit the continuance of sales therein, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction.

         g. Use of Proceeds. The Company will use all of the net proceeds from the issuance of the Units for working capital.

         h. Authorization of Additional Shares. The Company covenants and agrees that, on or before September 10, 1999 it will authorize for issuance a sufficient number of shares of Common Stock such that the Company's total number of authorized shares of Common Stock shall be 25,000,000, and that it shall complete and file all necessary filings, including such amendments to the Company's charter or other organizational documents, and obtain such approvals and resolutions from the Company's shareholders and Board of Directors as may be necessary to effect such authorization.

          i. Reservation of Common Stock. The Company will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the Debentures and the exercise of the Warrants. The Company will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is not less than two (2) times the number that is then actually issuable upon the conversion of the Debentures and the exercise in full of the Warrants.

         j. Sales of Additional Shares. The Company shall not, directly or indirectly, offer, sell, offer to sell, contract to sell or otherwise dispose of any of its securities or any security or other instrument convertible into exchangeable for shares of its capital stock, in each case, for a period ending on the later of (x) 180 days after the date of this Agreement or (y) 180 days after the Registration Statement has been declared effective by the Commission (the "Lock-Up Period"), except that the Company may (i) issue securities for the aggregate consideration of at least $8 million in connection with a bona fide, firm commitment, underwritten public offering under the Securities Act; (ii) issue securities for the aggregate consideration of at least $8 million in connection with a private placement involving a bona fide placement agent; provided, however, that such securities may not be exercisable or convertible at a floating rate or at a discount to the market price; (iii) issue shares of Common Stock which are issued in connection with a bona fide transaction involving the acquisition of another business entity or segment of any such entity by the Company by merger, asset purchase, stock purchase or otherwise;
(iv) issue shares of Common Stock in exchange for $1.1 million in debt outstanding to ____________, provided, however, that such debt may only be exchanged for or converted to Common Stock at no less than market price at the time of such exchange or conversion; (v) issue shares of Common Stock to directors, officers, employees or consultants of the Company for the primary purpose of soliciting or retaining their services in an aggregate amount, together with any New Options (as defined below) vesting or becoming exercisable during the Lock-Up Period, not to exceed 500,000 shares; (vi) issue shares of Common Stock upon the exercise or conversion of currently outstanding options, warrants and other convertible securities and up to 500,000 shares of Common Stock underlying New Options as provided in clause (vii) below; (vii) issue options to purchase shares of its Common Stock to its directors, officers, employees and consultants in connection with its existing stock option plans; provided, that, during the Lock-Up Period, only New Options to purchase not more than 500,000 shares of Common Stock may vest or become exercisable; (viii) issue Common Stock in connection with a stock split, stock dividend or similar recapitalization of the Company which affects all holders of the Company's Common Stock on an equivalent basis, in each case, without the prior written consent of the Purchaser. In addition, the Company agrees that it will not cause any shares of its capital stock that are issued in connection with a transaction of the type contemplated above (or upon the conversion or exercise of other securities that are issued in connection with such transaction) or that were issued in connection with any financing, acquisition or other transaction to be covered by a registration statement that is filed with the Commission or declared effective by the Commission until a registration statement covering the Warrants and the Common Stock underlying the Debentures and the Warrants that was filed by the Company pursuant to its obligations under the Registration Rights Agreement has been effective for at least 180 days; except for any registration statement as may be filed in connection with a bona fide, firm commitment underwritten public offering under the Securities Act.

          k. Stockholder Approval. The Company agrees to use its best efforts (including obtaining any vote of its stockholders required by applicable law) to authorize and approve the issuance of the Common Stock issuable upon conversion of the Debentures and Warrants, to the extent that such conversion or issuance results in the issuance of 20% or more of the Company's outstanding Common Stock.

          l. Ownership. At no time shall the Purchaser (including its officers, directors and affiliates) maintain, in the aggregate, beneficial ownership (as defined for purposes of Section 16 of the Securities Exchange Act of 1934, as amended) of shares of Common Stock in excess of 9.9% of the Company's outstanding Common Stock unless the Purchaser gives the Company at least sixty-one days notice that it intends to exceed such an amount.

5.        TRANSFER AGENT INSTRUCTIONS.

          a.  The  Company   warrants  that  no  instruction,   other  than  the
instructions referred to in this Section 5 and stop transfer instructions to give effect to Sections 4(a) and 4(b) hereof prior to the registration and sale of the Securities in the manner contemplated by the Registration Rights Agreement, will be given by the Company to the transfer agent, and that the shares of Common Stock issuable upon conversion of, or in lieu of interest payments on, the Debentures or upon exercise of the Warrants shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable law. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Purchaser provides the Company with an opinion of counsel reasonably satisfactory (as to both the identity of such counsel and the content of such opinion) to the Company and its counsel that registration of a resale by the Purchaser of any of the Securities in accordance with clause (i)(b) of
Section 4(a) of this Agreement is not required under the Securities Act, the Company shall permit the transfer of the Securities and, in the case of the Common Stock, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legends in such names and in such denominations as specified by the Purchaser.

          b. The Company will permit the Purchaser to exercise its right to convert the Debentures or to exercise the Warrants by faxing an executed and completed Notice of Conversion or Form of Election to Purchase, as applicable, to the Company, and delivering within three (3) business days thereafter, the original Notice of Conversion (and the related original Debentures) or Form of Election to Purchase (and the related original Warrants) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion or Form of Election to Purchase is faxed in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will transmit the certificates representing the Common Stock issuable upon conversion of any Debenture or upon exercise of any Warrants (together with the Debentures not so converted, or the Warrants not so exercised) to the Purchaser via express courier as soon as practicable, but in all events no later than three (3) business days in the case of conversion of the Debentures or five (5) business days in the case of the exercise of any Warrant after the Conversion Date (the "Delivery Date"). For purposes of this Agreement, such conversion of the Debentures or the exercise of the Warrants shall be deemed to have been made immediately prior to the close of business on the Conversion Date.

          c. In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of the Debentures or the exercise of the Warrants, provided the Company's transfer agent is a participant in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of the Purchaser, who shall have previously instructed the Purchaser's prime broker to confirm such request to the Company's transfer agent, the Company shall cause its transfer agent to electronically transmit such Common Stock to the Purchaser by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system no later than the applicable Delivery Date.

          d. The  Company  understands  that a delay in the  issuance  of Common
Stock beyond the applicable Delivery Date could result in an economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay to the Purchaser for late issuance of Common Stock upon conversion of the Debentures or upon exercise of the Warrants the sum of $2,000 per day for each $100,000 in aggregate principal amount of Debentures that are being converted or for any or all shares of Common Stock purchased upon the exercise of the Warrants. The Company shall pay any payments that are payable to the Purchaser pursuant to this Section 5 in immediately available funds upon demand. Nothing herein shall limit the Purchaser's right to pursue actual damages for the Company's failure to so issue and deliver Common Stock to the Purchaser. Furthermore, in addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of such Common Stock within five (5) business days after the relevant Delivery Date, the Purchaser will be entitled to revoke the relevant Notice of Conversion or Form of Election to Purchase by delivering a notice to such effect to the Company, whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion or Form of Election to Purchase. For purposes of this Section 5, "business day" shall mean any day in which the financial markets of New York are officially open for the conduct of business therein.

6.        EXPENSES.

                   The Company  covenants and agrees with the Purchaser that the
Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Purchaser's counsel in connection with drafting, negotiation, execution and delivery of the Primary Documents and the consummation of the transactions contemplated thereby, including without limitation the issuance of the Securities payable on the Closing Date, (b) all expenses in connection with registration or qualification of the Securities for offering and sale under state securities laws as provided in Section 4(f) hereof, and (c) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this

Section, including the fees and disbursements of the Company's accountants and other professional advisors, if any. If the Company fails to satisfy its obligations or to satisfy any condition set forth in this Agreement, as a result of which the Securities are not delivered to the Purchaser on the terms and conditions set forth herein, the Company shall reimburse the Purchaser for any out-of-pocket expenses reasonably incurred in making preparations for the purchase, sale and delivery of the Securities not so delivered.

7.        RIGHT OF FIRST OFFER; PREEMPTIVE RIGHT

          a. The Company hereby grants to the Purchaser, for the term of 18 months from the date of this agreement, a right of first offer with respect to future rounds of financing by the Company. Each time that the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class or its capital stock, or debt instruments including without limitation bonds or debentures (a "Financing"), other than in connection with a bona fide, firm commitment public offering under the Securities Act, the Company shall first make an offering of such Financing to the Purchaser in accordance with the following provisions:

          b. The Company shall deliver notice in writing ("Notice of Financing") to the Purchaser setting forth (i) its bona fide intention to offer the Financing, (ii) the number of securities or units to be offered, and (iii) in reasonable detail the terms and conditions upon which it proposes to offer such a Financing.

          c. Within 5 business days after receipt of the Notice of Financing, the Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Notice, all or any portion of such Financing. If the Purchaser does not elect to purchase all of the Financing as provided in this subsection
(c), the Company may, during the 30-day period following the expiration of the period provided in this subsection (c), offer the remaining unsubscribed portion of the Financing to any person or persons on terms not materially different than those specified in the Notice. Upon any material change in the terms of the Financing, the right provided hereunder shall be deemed to be revived and the Financing shall not be offered unless first reoffered to the Purchaser in accordance herewith.

          d. The right of first offer in this Article shall not be applicable to the issuance or sale of not to exceed 500,000 shares of Common Stock (or options therefor) to employees for the primary purpose of soliciting or retaining their employment, and to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof.

8.        GOVERNING LAW; MISCELLANEOUS

                   This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to principles of conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with its respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties hereto, including any transferees of the Securities, except that neither this Agreement, any of the other Primary Documents, nor any of the rights or obligations hereunder or thereunder may be assigned or transferred by the Company without the prior written consent of the Purchaser. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

9.        NOTICES.

                   Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

COMPANY:                          MEDIAX CORPORATION
                                  Attention: Rainer Poertner
                                  8522 National Boulevard, Suite 110
                                  Culver City, CA  90232
                                  Telephone (310) 815-8002
                                  Facsimile (310) 815-8096

                                  With a copy to:
                                  Richard O. Weed
                                  Weed & Co. L.P.
                                  4695 MacArthur Court, Suite 530
                                  Newport Beach, CA 92660
                                  Telephone (949) 475-9086
                                  Facsimile (949) 475-9087

PURCHASER:                        APPLE INVESTORS, LLC
                                  c/o West Asset Management LLC
                                  One World Trade Center
                                  Suite 4563
                                  New York, New York 10048
                                  Att: Daniel J. Saks
                                  Telephone (212) 775-9299
                                  Facsimile (212) 775-9311

                                  With a copy to:
                                  MORRISON & FOERSTER, LLP
                                  1290 Avenue of the Americas
                                  New York, New York 10104
                                  Att: Ira A. Greenstein, Esq.
                                  Telephone (212) 468-8000
                                  Facsimile (212) 468-7900

10.       SURVIVAL.

                   The agreements, covenants representations and warranties of the Company and the Purchaser shall survive the execution and delivery of this Agreement and the delivery of the Securities hereunder.

          IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by each of the undersigned.

                                        MEDIAX CORPORATION

                                        By:
                                        Name:
                                        Title:

                                        APPLE INVESTORS, LLC

                                        By:  WEC Asset Management LLC, Manager

                                             By:
                                                  Name:     Daniel J. Saks
                                                  Title:    Managing Director

                                  EXHIBIT INDEX

     EXHIBIT A                FORM OF DEBENTURE
     EXHIBIT B                FORM OF WARRANT
     EXHIBIT C                FORM OF REGISTRATION RIGHTS AGREEMENT
     EXHIBIT D                OPINION OF COUNSEL

                   EXHIBIT A TO SECURITIES PURCHASE AGREEMENT

THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Issue Date: August 24, 1999                    Principal Amount:  $2,200,000.00

                               MEDIAX CORPORATION

                            5% Convertible Debenture

No.: A-1

1. Consideration. FOR VALUE RECEIVED, MEDIAX CORPORATION (the "Company"), a Nevada corporation, hereby promises to pay to the order of APPLE INVESTORS, LLC, or its registered assigns (hereinafter, the "Registered Holder"), $2,200,000.00 in lawful money of the United States on August 24, 2002 (the "Maturity Date"), with interest thereon from the date of this Debenture in like money at the rate of five percent (5%) per annum on the unpaid balance of this Debenture until paid. Principal payments shall be reduced by that portion of the principal amount of the Debenture that has been converted into the Company's common stock, par value $.0001 per share (the "Common Stock"), pursuant to Section 4, or redeemed pursuant to Section 6.

2. Payment; No Payment. Principal and interest shall be payable at the most recent address as the Registered Holder shall have designated to the Company in writing. No payment of the principal of the Debenture may be made prior to the Maturity Date by the Company without the consent of the Registered Holder, except as otherwise provided herein. At the Company's option, any interest payment required to be paid on this Debenture may be made in the form of Common Stock, with the number of shares of such Common Stock to be payable in lieu of such interest payments to be determined in accordance with the provisions of Section 4, as if such interest payment were a portion of the principal amount of the Debenture to be converted into Common Stock.

3. Issuance of Debentures. This Debenture has been issued by the Company pursuant to the authorization of the Board of Directors of the Company (the "Board") and issued pursuant to a Securities Purchase Agreement, dated as of August 24, 1999, by and between the Company and the Purchaser identified therein (the "Securities Purchase Agreement"). Pursuant to the Securities Purchase Agreement, the Company issued units (the "Units"), each Unit consisting of $100,000 principal amount of the

          Debentures and 10,000 five-year non-redeemable warrants (the "Warrants") to purchase Common Stock. Pursuant to the Securities Purchase Agreement, up to $2,200,000 aggregate principal amount of Debentures may be issued. The Securities Purchase Agreement contains certain additional terms that are binding upon the Company and each Registered Holder of the Debentures. A copy of the Securities Purchase Agreement may be obtained by any Registered Holder of the Debentures from the Company upon written request. Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement. The Debentures, together with any debentures from time to time issued in replacement thereof, whether pursuant to transfer and assignment, partial conversion thereof or otherwise, are collectively referred to herein as the "Debentures."

4.        Conversion Price.

                           (a) At the option of the  Registered  Holder  hereof,
                  all or any part of the unpaid principal amount of this Debenture may, upon execution of the Notice of Conversion attached hereto and the surrender of this Debenture to the Company for conversion in accordance with Section 5(b) of the Securities Purchase Agreement, be convertible into fully-paid, nonassessable shares of Common Stock, at a conversion price (the "Conversion Price") equal to the lesser of (i) 110% of the average Closing Bid Price for the five trading days prior to the Closing Date ($3.40) or (ii) 87.5% of the average of the three (3) lowest Closing Bid Prices of the Common Stock for the thirty (30) trading days prior to the date of the delivery of the Notice of Conversion (the "Applicable Conversion Price"). During any thirty trading day period in which the closing market price of the Common Stock on each trading day is less than two dollars per share, the Registered Holder may convert no more than 15% of the initial face amount of the debenture within any such thirty-day period. If, during any period following the issuance of this Debenture, as a result of (x) the Registration Statement not being effective by the Required Effective Date, as such terms are defined in the Registration Rights Agreement, or (y) the occurrence of any of the events set forth in Section 3(e) or 3(f) of the Registration Rights Agreement, dated as of the above date, by and between the Company and the Registered Holder (the "Registration Rights Agreement"), the Registered Holder is not able to sell shares of Common Stock issuable upon conversion of, or in lieu of interest payments on, this Debenture pursuant to a registration statement filed pursuant to such agreement, the Registered Holder shall have the right, for any purpose under this Debenture during such period and thereafter, to cancel any Notice of Conversion issued during the time period that the Registered Holder has not been able to sell shares of Common Stock because such registration statement is not effective. "Conversion Date" shall have the meaning given such term in Section 5(b) of the Securities Purchase Agreement.


                           (c) For purposes of this Debenture, the term "Closing
                  Bid Price" means for the Common Stock, as of any date, (i) the closing bid price on the principal securities exchange or trading market where the Company's Common Stock is listed or traded, as reported by Bloomberg, L.P. ("Bloomberg") or The Wall Street Journal (the "Journal") (or, if not so reported, as otherwise reported by The Nasdaq Smallcap Market) or, (ii) if applicable, the closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or the Journal, or, if no closing bid price is reported for the Common Stock by Bloomberg or the Journal, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price of the Common Stock cannot be calculated on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as mutually determined by the Company and the Registered Holder. "Trading day" shall mean any day on which the Company's Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

                           (d) If the  Registered  Holder does not  exercise its
                  right to convert the Debenture into shares of Common Stock of the Company during the conversion period, the Debenture will continue to accrue interest at the rate of five percent (5%) per annum on the unpaid balance of the Debenture until the Maturity Date, subject to the provisions of Section 2 above and Section 6 below. All accrued interest payable on this Debenture for which conversion has been requested shall be payable on the Conversion Date in shares of Common Stock at the Conversion Price.


5. Conversion and Delivery. Subject to the limitations set forth below and in Section 6, Notice of Conversion may be given at any time after the date hereof. The Company shall convert this Debenture pursuant to such Notice of Conversion into shares of Common Stock in accordance herewith and Section 5 of the Securities Purchase Agreement.

          No fractional shares of Common Stock shall be issued upon conversion of this Debenture. The Registered Holder expressly waives his rights to receive a certificate for any fractional shares. If less than all of the unpaid principal amount evidenced by this Debenture shall be converted, the Company will, upon such exercise of the conversion privilege, execute and deliver to the Registered Holder hereof a new Debenture (dated the date hereof) evidencing the remaining amount of principal then outstanding.

6.        Redemption by Company.

                           (a) If while  this  Debenture  is  outstanding  there
                  shall occur a Change in Control of the Company (as defined below), then, at the option of the Registered Holder, the Company shall, on the effective date of and subject to the consummation of such Change in Control, redeem this Debenture for cash from the Registered Holder at a redemption price equal to 125% of the aggregate principal and accrued interest outstanding under this Debenture. Nothing in this subsection shall limit the Registered Holder's right to convert this Debenture on or prior to such Change in Control. For purposes hereof, a "Change in Control" shall be deemed to have occurred if (A) any person or group (as defined for purposes of
                  Regulation 13D of the Securities Exchange Act of 1934, as amended) (excluding persons who on the date hereof are beneficial owners of shares of the Company's voting stock and affiliates of such persons) shall have become the beneficial owner or owners of more than 50% of the outstanding voting stock of the Company; provided, that beneficial ownership of preferred stock or any convertible security shall not be given effect toward counting a person's or group's beneficial ownership; (B) there shall have occurred a merger or consolidation in which the Company or an affiliate of the Company is not the survivor or in which holders of the Common Stock of the Company shall have become entitled to receive cash, securities of the Company other than voting common stock or securities of any other person; (C) at any time persons constituting the Existing Board of Directors cease for any reason whatsoever to constitute at least a majority of the members of the Board of Directors of the Company; or (D) there shall have occurred a sale of all or substantially all the assets of the Company. For purposes hereof, the term "Existing Board of Directors" shall mean the persons constituting the Board of Directors of the Company on the date hereof, together with each new director whose election, or nomination for election by the Company's stockholders is approved by a vote of the majority of the members of the Existing Board of Directors who are in office immediately prior to the election or nomination of such director.


                           (b) If the  price of the  Company's  Common  Stock is
                  less than $1.50 per share, the Company shall have the option to (A) redeem the outstanding principal amount of this Debenture at the redemption price of one hundred twenty-five percent (125%) of the principal amount hereof plus accrued interest on this Debenture, if any, upon fifteen days' written notice to the Purchaser, provided, however, that the redemption price shall be placed in escrow prior to the Company's issuance of the notice of redemption, and shall remain in escrow until the earlier of (x) the date of the redemption or (y) the conversion of the Debenture. Nothing in this subsection shall limit the Registered Holder's right to convert this Debenture prior to such redemption by the Company.

                           (c) If  the  Company  fails  to  have a  registration
                  statement effective within 150 days of the date of the Stock Purchase Agreement, at the option of the Purchaser, the Company shall redeem these Debentures at a redemption price of one hundred twenty-five percent (125%) of the principal amount hereof plus accrued and unpaid interest thereon.

                           (d) If the  Company  elects to redeem the  Debentures
                  pursuant to any of the terms or  conditions  set forth in this
                  Section 6, the Company shall remit the redemption price to the Registered Holder thereof immediately upon such redemption.

7.        Covenants.

                           (a) The Company will pay all taxes,  assessments  and
                  governmental charges lawfully levied or assessed upon it, its property and any part thereof, and upon its income for profits, and any part thereof, before the same shall become delinquent; and will duly observe, and conform to, all lawful requirements of any governmental authority relative to any of its property, and all covenants, terms and conditions upon or under which any of its property is held; provided that nothing in this Section shall require the Company to observe or conform to any requirement of governmental authority or to pay any such tax, assessment or governmental charges so long as the validity thereof shall be contested in good faith.


                           (b) Subject to the other provisions of this Debenture, the Company at all times will maintain its corporate existence and right to carry on its business and will duly procure all necessary renewals and extensions thereof and use its best efforts to maintain, preserve and renew all of its rights, powers, privileges and franchises; provided, however, that nothing herein contained shall be construed to prevent the Company from ceasing or omitting to exercise any rights, powers, privileges or franchises which, in the judgment of the Board, can no longer be profitably exercised, nor to prevent the consolidation, merger or liquidation of any subsidiary or subsidiaries of the Company with or into the Company.

                           (c) The Company will at no time close its stock transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of, or in lieu of payments on, the Debentures, in any manner which interferes with the timely conversion of such Debentures.

                           (d) The Company shall not,  without the prior written
                  consent of the Registered Holder of this Debenture, issue any shares of its capital stock, other than as permitted by
                  Section 4(j) of the Securities Purchase Agreement. The Company shall not, without the prior written consent of the Registered Holder, issue any shares of Preferred Stock in exchange for the Debentures as provided hereunder. The term "capital stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily be entitled to vote for the election of the directors of the Company.

                           (e)  The  Company  will  not,  by  amendment  of  its
                  Certificate of Incorporation or Bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder or pursuant to the Securities Purchase Agreement by the Company, and will at all times assist in good faith in the carrying out of all the provisions of this Debenture and the Securities Purchase Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Registered Holders of the Debentures against impairment.

                           (f) In the event of any  taking by the  Company  of a
                  record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Registered Holder of the Debentures, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

8. Taxes. The issuance of certificates representing shares of Common Stock upon the conversion of this Debenture shall be made without charge to the converting Registered Holder of the Debenture for any tax with respect to such issue.

9. No Rights as Shareholder. The Registered Holder of this Debenture shall not, by reason of the ownership of this Debenture, have any rights whatsoever as a shareholder of the Company, or any other rights, whatsoever, except as stated in this Debenture and in the Securities Purchase Agreement.

10. Limitation on Certain Corporate Acts. The Company hereby covenants and agrees that upon any consolidation or merger or upon the transfer of all or substantially all of the property or assets of the Company, the due and punctual payment of the principal and interest on all the Debentures according to their tenor and the due and punctual performance and observance of all the terms, covenants and conditions of the Debentures and the Securities Purchase Agreement to be kept and performed by the Company shall be expressly assumed by the corporation formed by such consolidation or into which the Company shall have merged,  or by the  purchaser  of such  property  or assets;  and such assumption shall be an express condition of such merger or consolidation agreement or agreement for the transfer of property or assets.

11. Events of Default. In case one or more of the following events of default shall have occurred:

                              (a) default in the due and punctual payment of interest upon or principal of any of the Debentures as and when the same becomes due and payable either at maturity or otherwise; or

                              (b) failure to deliver the shares of Common  Stock
                    required to be delivered upon conversion of Debentures in the manner and at the time required by Section 5 of the Securities Purchase Agreement; or

                              (c) failure of the Company to have  authorized the
                    number of shares of Common Stock issuable upon conversion of the Debentures or exercise of the Warrants.

                              (d) failure on the part of the Company to duly observe or perform any of its other covenants or agreements contained in the Debentures or in Section 4(j) of the Securities Purchase Agreement, or to cure any material breach in a material representation or covenant contained in the Securities Purchase Agreement or the Registration Rights Agreement for a period of thirty (30) days after the date on which written notice of such failure or breach requiring the same to be remedied has been given by a Registered Holder to the Company; or

                              (e) a decree or order by a court having jurisdiction has been entered adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization of the Company under any applicable bankruptcy law and such decree or order has continued undischarged or unstayed for a period of sixty (60) days; or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, has been entered, and has remained in force undischarged or unstayed for a period of sixty (60) days;

                              (f) the Company institutes proceedings to be adjudicated a voluntary bankrupt, or consents to the filing of a bankruptcy proceeding against it, or files a petition or answer or consent seeking reorganization under applicable law, or consents to the filing of any such petition or to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of all or substantially all of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due;


          then, and in each and every such case, so long as such event of default has not been remedied and unless the principal of all the Debentures has already become due and payable, the holders of not less than fifty-one percent (51%) in principal amount of the Debentures then outstanding, by notice in writing to the Company, may declare the principal of all the Debentures then outstanding and the interest accrued thereof, if not already due and payable, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything herein contained to the contrary notwithstanding.


12. Transferability. This Debenture is transferable, in whole or in part, only in accordance with the terms of Section 5 of the Securities Purchase Agreement. The Registered Holder may submit a written request, in person or by his duly authorized attorney, for a transfer of the Debenture on the register of the Company maintained at its principal offices (a "Request for Transfer"). In the event that the Registered Holder should seek to transfer this Debenture, the Company shall hereby have a right of first refusal to purchase this Debenture upon the same terms and conditions as have been offered to any other third party ("the Potential Purchaser"). If the Company does not elect to purchase this Debenture within 5 business days of the Request for Transfer, the Registered Holder may transfer this Debenture to a Potential Purchaser. The Company may deem and treat the person in whose name this Debenture is registered as the absolute owner hereof, for the purpose of receiving payment of the principal thereof and interest hereon, whether or not the same shall be overdue, and for all other purposes whatsoever, including but without limitation, the giving of any written notices required hereunder, and the Company shall not be affected by any notice to the contrary.

13. Acceptance of Holder. This Debenture is subject to all of the covenants, obligations, conditions, rights, limitations and other provisions stated herein, to all of which the holder and each successive holder hereof by acceptance of any Debenture assents.

14. Amendments and Modification. Changes in or additions to this Debenture may be made, and compliance with any covenant or condition herein set forth may be omitted only if the Company shall obtain the written consent from the Registered Holder of this Debenture.

15. Non-Waiver. Neither any failure nor any delay on the part of the Registered Holder of this Debenture in exercising any right, power, or privilege hereunder shall operate as a waiver of any rights of any holder hereof, nor shall a single or partial exercise of any right preclude any other or further exercise of any other right, power or privilege accorded to any Registered Holder hereof.

16. Attorney's Fees. If this Debenture shall not be paid when due and shall be placed by the Registered Holder hereof in the hands of an attorney for collection, through legal proceedings or otherwise, or if this Debenture shall not be converted into shares of Common Stock on the Conversion Date, subject to the provisions of Section 5 hereof, and an action is brought by the Registered Holder with respect thereto, the Company shall pay attorney's fees to the Registered Holder hereof, together with reasonable costs and expenses of collection or enforcement incurred in connection with any such action.

17. Specific Performance. The Company expressly agrees that each Registered Holder may not have adequate remedies at law if the Company does not perform its obligations under this Debenture. Upon a breach of the terms or covenants of this Debenture by the Company, the Registered Holder shall, each in addition to all other remedies, be entitled to obtain injunctive relief, and an order for specific performance of the Company's obligations hereunder.

18. Governing Law. This Debenture shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of law. The Company agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding shall be conclusive and binding, and may be enforced in any federal or state court in the United States by suit on the judgment or in any other manner provided by law. Nothing contained in this Debenture shall affect or limit the right of the Registered Holder to serve any process or notice or motion or other application in any other manner permitted by law, or limit or affect the right of the Registered Holder to bring any action or proceeding against the Company or any of its property in the courts of any other jurisdiction. The Company hereby consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Debenture, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

19. Headings. The headings contained in this Debenture are for reference purposes only and shall not affect the meaning of interpretation of this Debenture.

          IN WITNESS WHEREOF, the Company has caused this Debenture to be executed as of August 24, 1999.

                                        MEDIAX CORPORATION

Attest:                                 Name:
                                        Title:

By:
      Name:
      Title:

                              NOTICE OF CONVERSION

The conversion form appearing below should only be executed by the Registered Holder desiring to convert all or part of the principal amount of the Debenture attached hereto.

                                 CONVERSION FORM

                                                            Date:

TO:

          The undersigned hereby exercises the conversion privilege upon the terms and conditions set forth in the attached Debenture, to the extent of the maximum number of shares of Common Stock issuable pursuant to the terms of Sections 4 and 5 of the Debenture, and accordingly, authorizes the Company to apply $__________ principal amount of the attached Debenture to payment in full for such shares of Common Stock. Please register such shares and make delivery thereof as follows:

          Registered in the Name of (Giving First or Middle Name in Full)


          Name
                                   (Please Print)


          Address

                              DELIVERY INSTRUCTIONS

          To be completed ONLY if Certificates are to be mailed to persons other than the Registered Holder.


          Name
                                   (Please Print)


          Address



          Signature


ny-221336

                                   ASSIGNMENT



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto ___________________ ____________________________________ the within Debenture and all rights thereunder, hereby irrevocably authorizing the Company to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

Dated:



                                        Signature:



                                        Print Name:

                   EXHIBIT B TO SECURITIES PURCHASE AGREEMENT

     THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS OR THE PROVISIONS OF THIS WARRANT.

                      No. of Shares of Common Stock:220,000

                                     WARRANT

                           To Purchase Common Stock of

                               MediaX Corporation



                   THIS IS TO CERTIFY THAT Apple Investors, LLC, a Delaware limited liability company, or registered assigns, is entitled, at any time from the Warrant Issuance Date (as hereinafter defined) to the Expiration Date (as hereinafter defined), to purchase from MediaX, Inc., a Nevada corporation (the "Company"), 220,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price per share equal to $3.40 (subject to any adjustments made to such amount pursuant to Section 4 hereto) on the terms and conditions and pursuant to the provisions hereinafter set forth.


     1.   DEFINITIONS

                   As used in this Warrant, the following terms have the respective meanings set forth below:

                   "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                   "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of the Company as of the last day of any month immediately preceding such date, divided by the number of Fully Diluted Outstanding shares of Common Stock as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares) by a firm of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Holder.

                   "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

ny-221302

                   "Commission"   shall  mean  the   Securities   and   Exchange
Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                   "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.0001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4.

                   "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                   "Current Warrant Price" shall mean, $3.40 subject to any adjustments to such amount made in accordance with Section 4 hereof.

                   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                   "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                   "Expiration Date" shall mean August 23, 2004.

                   "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of this Warrant, outstanding on such date, and other options or warrants to purchase, or securities convertible into, shares of Common Stock outstanding on such date which would be deemed outstanding in accordance with GAAP for purposes of determining book value or net income per share.

                   "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                   "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose.

                   "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

                   "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

                   "Market Price" per Common Share means the average of the closing bid prices of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System for the National Market,
("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be, for the five (5) trading days immediately preceding the date of determination.

                   "Other Property" shall have the meaning set forth in Section 4.4.

                   "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                   "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government
(whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                   "Registration Rights Agreement" shall mean the Registration Rights Agreement dated a date even herewith by and between the Company and Apple Investors, LLC, as it may be amended from time to time.

                   "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                   "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                   "Securities Purchase Agreement" shall mean the Securities Purchase Agreement dated as of a date even herewith by and between the Company and Apple Investors, LLC, as it may be amended from time to time.

                   "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                   "Transfer Notice" shall have the meaning set forth in Section 9.2.

                   "Warrant Issuance Date" shall mean any date on which Warrants are issued pursuant to the Securities Purchase Agreement.

                   "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                   "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                   "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.


     2.   EXERCISE OF WARRANT


          2.1. Manner of Exercise. From and after the Warrant Issuance Date and until 5:00 P.M., New York City time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.


                   In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at the office or agency designated by the Company pursuant to Section 12, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment by cash, check or bank draft payable to the Company of the Warrant Price in cash or by wire transfer or cashier's check drawn on a United States bank equal to the Warrant Price for all shares then being purchased and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt of the items referred to in clauses (i), (ii) and (iii) above, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant Price. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                   The Holder shall be entitled to exercise the Warrant notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the Holder's exercise right. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the exercise of the Warrant. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.


          2.2. Payment of Taxes and Charges. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.


          2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the relevant exercise date.


          2.4. Continued Validity. A holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 14 of this Warrant. The Company will, at the time of exercise of this Warrant, in whole or in part, upon the request of Holder, acknowledge in writing, in form reasonably satisfactory to Holder, its continuing obligation to afford Holder all such rights; provided, however, that if Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to Holder all such rights.


     3.   TRANSFER, DIVISION AND COMBINATION


          3.1. Transfer. Subject to compliance with Sections 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney. Upon such surrender, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.


          3.2. Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.


          3.3. Expenses. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants under this Section 3.

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

          3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.


     4.   ADJUSTMENTS

                   The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.


          4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:


          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,


          (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or


          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,


then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

          4.2.              Certain Other Distributions.

               (a) If at any time prior to the Expiration Date the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                   cash,

                   any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                    (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised the Warrant. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this
Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 4.1.

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

               (b) In case the Company shall issue any Common Stock or any rights, options or warrants to all holders of record of its Common Stock entitling all holders to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share of the Common Stock on the date fixed for such issue, the Current Warrant Price in effect immediately prior to the close of business on the date fixed for such determination shall be reduced to the amount determined by multiplying such Current Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Market Price and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduced amount to become effective immediately after the close of business on the date fixed for such determination. For the purposes of this clause (b), (i) the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company and (ii) in the case of any rights, options or warrants which expire by their terms not more than 60 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Current Warrant Price shall be made until the expiration or exercise of all rights, options or warrants, whereupon such adjustment shall be made in the manner provided in this clause (b), but only with respect to the shares of Common Stock actually issued pursuant thereto. Such adjustment shall be made successively whenever any event specified above shall occur. In the event that any or all rights, options or warrants covered by this clause (b) are not so issued or expire or terminate before being exercised, the Current Warrant Price then in effect shall be appropriately readjusted.

          4.3. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

               (a) When Adjustments to Be Made. The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (b) Fractional  Interests.  In computing  adjustments  under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

               (c) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (d) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Holder and reasonably acceptable to the Company.


          4.4. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate, subject to the Holder's consent, in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.4, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.


          4.5. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action taken in the ordinary course of the Company's business or any action described in this Section 4, which would, in the opinion of an unaffiliated investment bank selected by Holder, have a materially adverse effect upon the rights of the Holder, the number of shares of Common Stock and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances, as determined in good faith by an unaffiliated investment bank selected by Holder.


          4.6. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.


          4.7. No Voting Rights. This Warrant shall not entitle its Holder to any voting rights or other rights as a shareholder of the Company.


     5.   NOTICES TO HOLDER


          5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by an executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.4 or 4.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 14.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder.

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

          5.2.              Notice of Corporate Action.  If at any time

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or


          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or


          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;



then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 Business Days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 Business Days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 14.2.


     6.   NO IMPAIRMENT


                   The  Company  shall  not by any  action,  including,  without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.


                   Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.



     7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK


                   From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.


                   Before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Current Warrant Price.


                   Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.


     8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS


                   In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.


     9.   RESTRICTIONS ON TRANSFERABILITY


                   The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.


          9.1. Restrictive Legend. The Holder by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until
(i) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.


                   Each certificate for Warrant Stock issuable hereunder shall bear a legend substantially worded as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:


                                     "The   securities   represented   by   this
                            certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The securities may not be offered for sale, sold, assigned, offered, transferred or otherwise distributed for value except (i) pursuant to an effective registration statement under the Act or any state securities laws or (ii) pursuant to an exemption from registration or prospectus delivery requirements under the Act or any state securities laws in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."

                            a) Except as otherwise provided in this Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                                     "This    Warrant    and   the    securities
                            represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be transferred in violation of such Act, the rules and regulations thereunder or any state securities laws or the provisions of this Warrant."

          9.2. Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the Holder shall give five days' prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act or state securities laws. After the Company's receipt of the Transfer Notice and opinion, such Holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and the Warrant issued upon such Transfer shall bear the restrictive legends set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act.


          9.3. Required Registration. Pursuant to the terms and conditions set forth in the Registration Rights Agreement, the Company shall prepare and file with the Commission not later than the 30th day after the Closing Date, a Registration Statement relating to the offer and sale of the Common Stock issuable upon exercise of the Warrants and shall cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but no later than 90 days after the Closing Date.


          9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common
Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) when and so long as such security shall have been effectively registered under the Securities Act and applicable state securities laws and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel that such shares may be transferred without registration thereof under the Securities Act and applicable state securities laws.


All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legends set forth in Section 9.1.


          9.5. Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant so long as any shares of Common Stock shall be so listed during any such Exercise Period.

     10.  SUPPLYING INFORMATION

                   The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.


     11.  LOSS OR MUTILATION

                   Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.


     12.  OFFICE OF THE COMPANY

                   As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant, such office to be initially located at the address listed in Section 14 below, provided, however, that the Company shall provide prior written notice to Holder of a change in address no less than 30 days prior to such change.


     13.  LIMITATION OF LIABILITY

                   No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.


     14.  MISCELLANEOUS


          14.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Expiration Date. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any direct and indirect losses, damages, costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.


          14.2. Notice Generally. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

                            (1)      if to the Company, to:

                                     MediaX, Inc.
                                     Attention: Rainer Poertner
                                     8522 National Boulevard, Suite 110
                                     Culver City, CA  90232
                                     Telephone (310) 815-8002
                                     Facsimile (310) 815-8096

                                     With a copy to:
                                     Richard O. Weed
                                     Weed & Co. L.P.
                                     4695 MacArthur Court, Suite 530
                                     Newport Beach, CA 92660
                                     Telephone (949) 475-9086
                                     Facsimile (949) 475-9087


                            (2)      if to the Holder, to:

                                     Apple Investors, LLC
                                     c/o WEC Asset Management LLC.
                                     One World Trade Center, Suite 4563
                                     New York, New York  10048
                                     Attention:  Daniel J. Saks

                                     With a copy to:
                                     Morrison & Foerster, LLP
                                     1290 Avenue of the Americas
                                     New York, New York 10104
                                     Att: Ira A. Greenstein, Esq.
                                     Telephone (212) 468-8000
                                     Facsimile (212) 468-7900


The Company or the Holder may change the foregoing address by notice given pursuant to this Section 14.2.


          14.3. Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant.


          14.4. Remedies. Holder in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.


          14.5.  Successors  and Assigns.  Subject to the provisions of Sections
3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.


          14.6. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived only with the prior written consent of the Company and the Holder.

          14.7. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.


          14.8. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


          14.9. Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.






            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                   IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

     Dated: August 24, 1999

                                        MEDIAX CORPORATION



                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:

     Attest:


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                   The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Shares of Common Stock of MediaX Corporation and herewith makes payment therefor in cash or by check or bank draft made payable to the Company, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is _________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                                              -------------------------------
                                              (Name of Registered Owner)


                                              -------------------------------
                                              (Signature of Registered Owner)


                                              -------------------------------
                                              (Street Address)


                                              -------------------------------
                                              (City)     (State)(Zip Code)



     NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

        NYFS03...:\15\73615\0006\1324\WAR7208L.48A
              11038473.04
ny-221302

ny-221302

                                    EXHIBIT B

                                 ASSIGNMENT FORM



                   FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


     Name and Address of Assignee                 No. of Shares of
                                                  Common Stock



     and does hereby irrevocably constitute and appoint _______ ________________ attorney-in-fact to register such transfer on the books of Mediax, Inc. maintained for the purpose, with full power of substitution in the premises.


     Dated:__________________                Print Name:___________________

                                             Signature:____________________

                                             Witness:______________________



     NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


                   EXHIBIT C TO SECURITIES PURCHASE AGREEMENT



                          REGISTRATION RIGHTS AGREEMENT



          THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 24, 1999 (the "Closing Date") (this "Agreement"), is made by and between MEDIAX CORPORATION, a Nevada corporation (the "Company"), and APPLE INVESTORS, LLC, a Delaware limited liability company (the "Purchaser").

                              W I T N E S S E T H:

          WHEREAS, pursuant to a Securities Purchase Agreement dated as of the date hereof between the Purchaser and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchaser 22 Units (the "Units"), each Unit consisting of $100,000 principal amount of the Company's 5% Convertible Debentures (the "Debentures") and warrants to purchase 10,000 shares of Common Stock of the Company (the "Warrants");


          WHEREAS, pursuant to the terms of the Debentures and the Warrants, (i) upon the conversion of the Debentures and (ii) upon exercise of the Warrants, the Company will issue to the Purchaser shares of the Company's common stock, par value $.0001 per share (such shares are referred to herein as the "Shares"); and


          WHEREAS, to induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws,


          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:


1.        Definitions.


                       (a) As used in this Agreement, the following terms shall have the following meanings:


                                              (i)      "Register," "Registered,"
and "Registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the Securities and Exchange Commission (the "Commission").


                                              (ii)     "Registrable  Securities"
shall mean all of the following to the extent the same have not been sold to the public: (i) any and all shares of the Company's common stock issued or issuable upon conversion of the Debentures and the exercise of the Warrants; or (ii) stock issued in respect of stock referred to in (i) above in any reorganization; or (iii) stock issued in respect of the stock referred to in (i) or (ii) as a result of a stock split, stock dividend, recapitalization or combination.


                                              (iii)    "Registration  Statement"
means a registration statement of the Company under the Securities Act.


                                                       Capitalized   terms  used
herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.


2.        Registration.


                       (a) Mandatory Registration. Within thirty (30) days of the Closing Date (the "Required Filing Date"), the Company shall file with the Commission a Registration Statement on Form S-3, or if Form S-3 is not available, such other Form as shall be appropriate, covering (a) resales of the Warrants and (b) at least two (2) times the sum of: (i) the number of shares of Common Stock that are issuable upon conversion of the Debentures on the date of filing, without regard to any limitation on any holder's ability to convert the Debentures, and (ii) the maximum number of Shares issuable upon exercise of the Warrants. Such Registration Statement or amended Registration Statement, as the case may be, shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional Shares as may become issuable upon conversion of such Debentures or exercise of such Warrants (i) resulting from any adjustment in the applicable Conversion Price of such Debentures or the Exercise Price of such Warrants or (ii) to prevent dilution resulting from stock splits, stock dividends or similar transactions. If at any time two (2) times the sum of (i) the number of Shares into which such Debentures may be converted, and (ii) the maximum number of shares issuable upon exercise of the Warrants exceeds the total number of Shares so registered, the Company shall, within ten (10) business days after receipt of a written notice from the Purchaser, either (i) amend the Registration Statement or Registration Statements filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the Commission at that time, to register all of such Shares, or (ii) if such Registration Statement has been declared effective by the Commission at that time, file with the Commission an additional Registration Statement on Form S-3 to register all of such Shares that have not already been so registered. The Company shall use its best efforts to cause any such Registration Statement or amended Registration Statement, as the case may be, to become effective within the earliest to occur of (i) ninety
(90) days following the Closing Date; (ii) if the Commission elects not to conduct a review of the Registration Statement, the date which is three business days after the date upon which either the Company or its counsel is so notified, whether orally or in writing; or (iii) if the Registration Statement is reviewed by the Commission, the date which is three business days after the date upon which the Company or its counsel is notified by the Commission, whether orally or in writing, that the Commission has no further comments with respect to the Registration Statement, or that the Registration Statement may be declared effective. The earliest of such dates is referred to herein as the "Required Effective Date." The failure of the Company to cause such Registration Statement to become effective during such respective time periods shall have the effect set forth in Section 2(b) below. Notwithstanding the use of the terms "Required Filing Date" and "Required Effective Date" that are used herein, the Company shall use its best efforts to file each required Registration Statement as soon as possible after the Closing Date and to cause each such Registration Statement to become effective as soon as possible thereafter. Subject to Schedule 2(a), no securities of the Company other than the Registrable Securities shall be included in the Registration Statement. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Purchaser) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act (the "Registration Period").


                       (b)  Payments by the Company.


                                              (i)      If    the    Registration
Statement covering the Registrable Securities is not filed in proper form with the Commission on or prior to the Required Filing Date, if the Registration Statement covering the Registrable Securities is not effective on or prior to the Required Effective Date, or under the circumstances described in Section 3(f) below, the Company will make payments to the Purchaser in such amounts and at such times as shall be determined pursuant to this Section 2(b).


                                              (ii)     The amount (the "Periodic
Amount") to be paid by the Company to the Purchaser shall be determined as of each Computation Date (as defined below) and such amount, calculated on a monthly basis, shall be equal to (A) two percent (2%) of the purchase price paid by the Purchaser (the "Purchase Price") for all of the Units multiplied by the fraction the numerator of which shall be the number of days from the date following the Required Filing Date, the Required Effective Date, or the date that the provisions of Section 3(e) or 3(f) become applicable, as the case may be, to the first relevant Computation Date and the denominator of which shall be thirty (30), and (B) two percent (2%) of the Purchase Price multiplied by the fraction the numerator of which shall be the number of days from the first (or most recent, as applicable) Computation Date to the next succeeding Computation Date and the denominator of which shall be thirty (30).


                                              (iii)    Each    Periodic   Amount
shall be payable by the Company in cash or other immediately available funds to the Purchaser monthly, with demand therefor by the Purchaser.

                                              (iv)     The  parties  acknowledge
that the  damages  which may be incurred by the  Purchaser  if the  Registration
Statement is not filed by the Required Filing Date, if the Registration Statement has not been declared effective by the Required Effective Date, or if the provisions of Section 3(e) or 3(f) become applicable, may be difficult to ascertain. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.


                                              (v)      "Computation  Date" means
(i) the date which is the earlier of (A) thirty (30) days after the Required Filing Date, the Required Effective Date or the date that the provisions of
Section 3(e) or 3(f) become applicable, as the case may be, or (B) the date after the Required Filing Date or the Required Effective Date on which the Registration Statement is filed, the Registration Statement is declared effective, or the Company's obligations in Section 3(e) or 3(f) shall have been satisfied, as the case may be, and (ii) each date which is the earlier of (A) thirty (30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is filed, the Registration Statement is declared effective, or the Company's obligations in
Section 3(e) or 3(f) shall have been satisfied, as the case may be.


                       (c) Piggyback Registration. (i) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a Registration relating solely to employee share option plans or pursuant to an acquisition transaction on Form S-4, the Company will:

                            (A) provide to the Purchaser written notice thereof as soon as practicable prior to filing the Registration Statement; and


                            (B) include in such Registration Statement and in any underwriting involved therein, all of the Registrable Securities specified in a written request by the Purchaser made within fifteen
          (1) days after receipt of such written notice from the Company.

                   (ii) If the Registration is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to this Section. In such event, the rights of the Purchaser hereunder shall include participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. To the extent that the Purchaser proposes to distribute its securities through such underwriting, the Purchaser shall (together with the Company and any other securityholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter of such underwriting determines that marketing factors require a limitation of the number of shares to be offered in connection with such underwriting, the managing underwriter may limit the number of Registrable Securities to be included in the Registration and underwriting (provided, however, that (a) the Registrable Securities shall not be excluded from such underwritten offering prior to any securities held by officers and directors of the Company or their affiliates, (b) the Registrable Securities shall be entitled to at least the same priority in an underwritten offering as any of the Company's existing securityholders, and (c) the Company shall not enter into any agreement that would provide any securityholder with priority in connection with an underwritten offering greater than the priority granted to the Purchaser hereunder). The Company shall so advise any of its other securityholders who are distributing their securities through such underwriting pursuant to their respective piggyback registration rights, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among the Purchaser and all other securityholders of the Company in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Purchaser and such other securityholders at the time of the filing of the registration statement. If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company. Any Registrable Securities so excluded or withdrawn from such underwriting shall be withdrawn from such Registration.


                       (d) Eligibility for Form S-3. The Company represents and warrants that it meets all of the requirements for the use of Form S-3 for the Registration of the sale by the Purchaser and any transferee who purchases the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner, and shall take such other actions as may be necessary to maintain such eligibility for the use of Form S-3.


                       (e) Priority in filing. The Company covenants that beginning on the Closing Date and until 180 days after such time as the Registration Statement pursuant to Section 2(a) of this Agreement has been continuously effective, the Company will not file any other registration statement, except as permitted by Section 4(j) of the Securities Purchase Agreement.


3. Obligations of the Company.


          In connection with the registration of the Registrable Securities, the Company shall do each of the following:


                       (a) Prepare and file with the Commission the registration statements required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the
Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which the Purchaser and its counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

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

                       (b) Furnish to the Purchaser and its legal counsel identified to the Company, if the Registrable Securities of the Purchaser are included in the Registration Statement, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of its Registrable Securities;


                       (c) Furnish to the Purchaser and its counsel copies of any correspondence between the Company and the Commission with respect to any registration statement or amendment or supplement thereto filed pursuant to this Agreement;


                       (d) Use all reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction;


                       (e) As promptly as practicable after becoming aware of such event, notify the Purchaser of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement of omission, and to deliver such number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request;


                       (f) At the earliest possible time after becoming aware of such event, notify the Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;


                       (g) During the period commencing upon (i) the third day following the Purchaser's receipt of a notification pursuant to Section 3(e) above or (ii) the third day following the entry of a stop order or other suspension of the effectiveness of the Registration Statement described in
Section 3(f) above, and ending at such time as (x) the Company shall have completed the applicable filings (and if applicable, such filings shall have been declared effective) and shall have delivered to the Purchaser the documents required pursuant to Section 3(e) above or (y) such stop order or other suspension of the effectiveness of the Registration Statement shall have been removed, the Company shall be liable to remit the payments required to be paid to the Purchaser pursuant to Section 2(b) above;

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

                       (h) If the offering is underwritten, to furnish at the request of the Purchaser on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a certificate of the President or Chief Financial Officer of the Company dated such date, addressed to the underwriters and to the Purchaser, certifying that such registration statement has become effective under the Securities Act and that, to his knowledge after due inquiry, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) an opinion of counsel representing the Company dated such date, addressed to the underwriters and to the Purchaser, for purposes of such registration stating that the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (iii) a letter dated such date from the Company's independent public accountants, addressed to the underwriters and to the Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and


                       (i)  Cooperate  with  the  Purchaser  to  facilitate  the
timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request, and registered in such names as the Purchaser may request; and, within three (3) business days after a Registration Statement which includes Registrable
Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchaser) an appropriate instruction and opinion of such counsel.


4. Obligations of the Purchaser.


          In connection with the registration of the Registrable Securities, the Purchaser shall have the following obligations:


                       (a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchaser of the Registrable Securities pursuant to the Registration Statement.


                       (b) It shall be a condition precedent to the obligations of the Company to complete the registration of the Registrable Securities of the Purchaser pursuant to this Agreement that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Purchaser of the information the Company requires from the Purchaser if the Purchaser elects to have any of its Registrable Securities included in the Registration Statement. In order to participate in an underwritten offering under Section 2, the Purchaser shall be required to provide such documents as the underwriter may reasonably require (which may include an opinion of counsel).


                       (c) The Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Purchaser has notified the Company in writing of its election to exclude all of the Purchaser's Registrable Securities from such Registration Statement.

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

                       (d) The Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in
Section 3(e) or 3(f) above, it will immediately discontinue disposition of its Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) shall be furnished to the Purchaser.


5.        Expenses of Registration.


          All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers, and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, and the fees of counsel to the Purchaser with respect to each Registration Statement filed pursuant hereto shall be borne by the Company.


6.        Indemnification.


          In the event any Registrable Securities are included in a Registration Statement under this Agreement:


                       (a) To the extent permitted by law, the Company will indemnify and hold harmless the Purchaser, its directors, officers, members, partners, employees and agents, and each person who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of Section 6(b) below, reimburse the Purchaser promptly as such expenses are incurred and are due and payable, for any legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which the Purchaser is a party), incurred by it in connection with the investigation or defense of any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a) shall not (i) apply to any Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or

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

supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Section 9. The Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Purchaser, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6.


                       (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchaser, and such legal counsel shall be selected by the Purchaser. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.


                       (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.


                       (d) Notwithstanding the foregoing, to the extent that any provisions relating to indemnification or contribution contained in the underwriting agreements entered into among the Company, the underwriters and the Purchaser in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreements shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this Section 6(d), the Purchaser, its officers, directors, members, partners, employees or agents, or any person controlling the Purchaser is or are held liable with respect to any Claim for which they would be entitled to indemnification hereunder but for this
Section 6(d) in an amount which exceeds the aggregate proceeds received by the Purchaser from the sale of Registrable Securities included in a registration pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse the Purchaser for such Excess Liability.

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

7.        Contribution.

          To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by an Indemnified Person as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing, (a) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Purchaser and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.


8.        Reports Under Exchange Act.


                       (a) With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:


                                              (i)      make   and   keep  public
information available, as those terms are understood and defined in Rule 144;


                                              (ii)     file  with the Commission
in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and


                                              (iii)    furnish to  the Purchaser
promptly upon request, so long as the Purchaser owns Registrable Securities, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.


                       (b) Notwithstanding the forgoing, the Company will not be deemed to have breached this Agreement pursuant to paragraph (a) above at any time at which the Purchaser may effect resales of all of the Registrable Securities pursuant to one or more Registration Statements filed pursuant to this Agreement.


9.        Assignment of the Registration Rights.


          The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Purchaser to any transferee of all or any portion of the Debentures or the Warrants held by the Purchaser if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with

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

written  notice of (i) the name and address of such  transferee  or assignee and
(ii) the Securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant Securities complies with the restrictions set forth in Section 4 of the Securities Purchase Agreement.


10.       Amendment of Registration Rights.


          Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon the Purchaser and the Company.


11.       Miscellaneous.


                       (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.


                       (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error- free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.



COMPANY:                          MEDIAX CORPORATION
                                  Attention: Rainer Poertner
                                  8522 National Boulevard, Suite 110
                                  Culver City, CA  90232
                                  Telephone (310) 815-8002
                                  Facsimile (310) 815-8096

                                  With a copy to:
                                  Richard O. Weed
                                  Weed & Co. L.P.
                                  4695 MacArthur Court, Suite 530
                                  Newport Beach, CA 92660
                                  Telephone (949) 475-9086
                                  Facsimile (949) 475-9087

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

PURCHASER:                        Apple Investors LLC
                                  c/o WEC Asset Management LLC
                                  One World Trade Center
                                  Suite 4563
                                  New York, New York 10048
                                  Att: Daniel J. Saks
                                  Telephone (212) 775-9299
                                  Facsimile (212) 775-9311
                                  with a copy to:


                                  MORRISON & FOERSTER, LLP
                                  1290 Avenue of the Americas
                                  New York, New York 10104
                                  Att: Ira A. Greenstein, Esq.
                                  Telephone (212) 468-8000
                                  Facsimile (212) 468-7900


                       (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.


                       (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to conflict of law principles, except for provisions with respect to internal corporate matters of the Company, which shall be governed by the corporate laws of the State of Nevada. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. This Agreement has been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its terms, without any construction in favor of or against either party. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


                       (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth, or referred to herein and in the other Primary Documents. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


                       (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.


                       (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

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

                       (h) The Company acknowledges that any failure by the Company to perform its obligations under Section 2(a), or any delay in such performance could result in direct damages to the Purchaser, and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay.

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

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed.

                                        MEDIAX CORPORATION



                                        By:
                                             Name:
                                             Title:


                                        APPLE INVESTORS, LLC



                                        By:  WEC ASSET MANAGEMENT LLC,
                                             Manager



                                             By:
                                                  Name:     Daniel J. Saks
                                                  Title:    Managing Director

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